Principal Variable Contracts Funds, Inc.
Supplement dated December 16, 2022
to the Statement of Additional Information dated May 1, 2022 as amended and restated September 14, 2022
(as previously supplemented)

(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, delete the members of the 15(c) Committee and Operations Committee and replace with the following:

Committee and Independent Board Members
15(c) Committee Karrie McMillan, Chair Fritz S. Hirsch Padel L. Lattimer Meg VanDeWeghe
Operations Committee Padel L. Lattimer, Chair Craig Damos Karrie McMillan